UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2018

Commission File Number of Issuing Entity: 000-20787-07

Central Index Key Number of Issuing Entity: 0001003509

AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Depositor/Registrant:

333-113579-02

Central Index Key Number of Depositor/Registrant:

0001283434

AMERICAN EXPRESS

RECEIVABLES FINANCING

CORPORATION III LLC

(Exact Name of Depositor/Registrant

as Specified in its Charter)

Delaware	20-0942395
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

4315 South 2700 West, Room 1100

Mail Stop 02-01-46

Salt Lake City, Utah 84184

(801) 945-5648

(Address, Including Zip Code, and Telephone Number, Including Area Code, of the Registrant’s Principal

Executive Office)

N/A

(Former Name or Former Address,

if Changed Since Last Report)

Central Index Key Number of Sponsor:

0000949348

AMERICAN EXPRESS

NATIONAL BANK

(Exact Name of Sponsor as Specified in its Charter)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events.

On October 1, 2018, the American Express Credit Account Master Trust (the “Trust”) acquired approximately $8 billion of receivables in additional accounts pursuant to Assignment No. 22 of Receivables in Additional Accounts, dated as of October 1, 2018, between American Express Receivables Financing Corporation III LLC, as transferor, and The Bank of New York Mellon, as trustee of the Trust.

Assignment No. 22 of Receivables in Additional Accounts is attached hereto as Exhibit 99.1.

Item 9.01.	Exhibits.

The following is filed as an Exhibit to this Report under Exhibit 99:

Exhibit 99.1	Assignment No. 22 of Receivables in Additional Accounts, dated as of October 1, 2018, between American Express Receivables Financing Corporation III LLC and The Bank of New York Mellon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation III LLC,
as Depositor of the Trust

By:	/s/ Denise D. Roberts
Name:	Denise D. Roberts
Title:	President

Date: October 2, 2018